Exhibit 99.2

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)			AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	March 31, 2005	June 30, 2005	September 30, 2005
Cash flows from operating activities:
Net income	$15,028	$37,429	$71,842	$15,028	$37,429	$71,842
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,296	8,738	12,781	4,296	8,738	12,781
Provision for doubtful accounts	2,871	5,899	8,830	2,871	5,899	8,830
Deferred income taxes	(3,604)	(2,420)	(1,404)	(3,604)	(2,420)	(1,404)
Tax benefit of stock options exercised	2,005	2,969	3,821	-	-	-
Changes in operating assets and liabilities:		-	-		-	-
Restricted cash	8,194	8,194	8,194	-	-	-
Short-term investments	-	-	-	-	-	-
Accounts receivable	(5,226)	(9,191)	(16,280)	(5,226)	(9,191)	(16,280)
Prepaids and other assets	(9,482)	(9,130)	(6,279)	(9,482)	(9,130)	(6,279)
Direct marketing costs, net	(896)	(1,784)	(2,139)	(896)	(1,784)	(2,139)
Accounts payable and accrued liabilities	5,666	5,724	5,365	5,666	5,724	5,365
Deferred revenue	(6,129)	(16,446)	(4,461)	(6,129)	(16,446)	(4,461)
Net cash flows from operating activities	12,723	29,982	80,270	2,524	18,819	68,255

Cash flows from investing activities:
Facility expenditures and land purchases	(9,584)	(19,816)	(23,534)	(9,584)	(19,816)	(23,534)
Capital expenditures, net	(3,146)	(10,005)	(14,117)	(3,146)	(10,005)	(14,117)
Proceeds from sales and maturities of investments	193,747	310,078	429,519	193,747	310,078	429,519
Purchase of investments	(180,559)	(286,934)	(467,059)	(180,559)	(286,934)	(467,059)
Net cash flows from investing activities	458	(6,677)	(75,191)	458	(6,677)	(75,191)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-	-	-	-
Exercise of stock options	3,005	4,589	5,598	5,010	7,558	9,419
Net cash flows from financing activities	3,005	4,589	5,598	5,010	7,558	9,419

Net change in cash and cash equivalents	16,186	27,894	10,677
Net change in cash, cash equivalents and restricted cash				7,992	19,700	2,483

Cash and cash equivalents at beginning of period	9,389	9,389	9,389
Cash, cash equivalents and restricted cash at beginning of period				17,583	17,583	17,583

Cash and cash equivalents at end of period	$25,575	$37,283	$20,066
Cash, cash equivalents and restricted cash at end of period				$25,575	$37,283	$20,066

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)			AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended			For the Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	March 31, 2005	June 30, 2005	September 30, 2005
Cash flows from operating activities:
Net income	$15,028	$22,401	$34,413	$15,028	$22,401	$34,413
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,296	4,442	4,043	4,296	4,442	4,043
Provision for doubtful accounts	2,871	3,028	2,931	2,871	3,028	2,931
Deferred income taxes	(3,604)	1,184	1,016	(3,604)	1,184	1,016
Tax benefit of stock options exercised	2,005	964	852	-	-	-
Changes in operating assets and liabilities:
Restricted cash	8,194	-	-	-	-	-
Short-term investments	-	-	-	-	-	-
Accounts receivable	(5,226)	(3,965)	(7,089)	(5,226)	(3,965)	(7,089)
Prepaids and other assets	(9,482)	352	2,851	(9,482)	352	2,851
Direct marketing costs, net	(896)	(888)	(355)	(896)	(888)	(355)
Accounts payable and accrued liabilities	5,666	58	(359)	5,666	58	(359)
Deferred revenue	(6,129)	(10,317)	11,985	(6,129)	(10,317)	11,985
Net cash flows from operating activities	12,723	17,259	50,288	2,524	16,295	49,436

Cash flows from investing activities:
Facility expenditures and land purchases	(9,584)	(10,232)	(3,718)	(9,584)	(10,232)	(3,718)
Capital expenditures, net	(3,146)	(6,859)	(4,112)	(3,146)	(6,859)	(4,112)
Proceeds from sales and maturities of investments	193,747	116,331	119,441	193,747	116,331	119,441
Purchase of investments	(180,559)	(106,375)	(180,125)	(180,559)	(106,375)	(180,125)
Net cash flows from investing activities	458	(7,135)	(68,514)	458	(7,135)	(68,514)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-	-	-	-
Exercise of stock options	3,005	1,584	1,009	5,010	2,548	1,861
Net cash flows from financing activities	3,005	1,584	1,009	5,010	2,548	1,861

Net change in cash and cash equivalents	16,186	11,708	(17,217)
Net change in cash, cash equivalents and restricted cash				7,992	11,708	(17,217)

Cash and cash equivalents at beginning of period	9,389	25,575	37,283
Cash, cash equivalents and restricted cash at beginning of period				17,583	25,575	37,283

Cash and cash equivalents at end of period	$25,575	$37,283	$20,066
Cash, cash equivalents and restricted cash at end of period				$25,575	$37,283	$20,066

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)			AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended	For the Three Months Ended	For the Six Months Ended	For the Nine Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004	March 31, 2004	June 30, 2004	September 30, 2004
Cash flows from operating activities:
Net income	$9,026	$23,006	$41,466	$9,026	$23,006	$41,466
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,867	9,788	13,708	4,867	9,788	13,708
Provision for doubtful accounts	2,501	4,901	7,704	2,501	4,901	7,704
Deferred income taxes	(3,922)	(1,753)	(1,812)	(3,922)	(1,753)	(1,812)
Tax benefit of stock options exercised	4,259	4,466	5,743	-	-	-
Changes in operating assets and liabilities:		-	-		-	-
Restricted cash	8,496	8,496	8,496	-	-	-
Short-term investments	(2,074)	11,343	4,448	(2,074)	11,343	4,448
Accounts receivable	(1,622)	(6,823)	(12,347)	(1,622)	(6,823)	(12,347)
Prepaids and other assets	(3,488)	(3,424)	(2,116)	(3,488)	(3,424)	(2,116)
Direct marketing costs, net	(1,135)	(2,082)	(2,969)	(1,135)	(2,082)	(2,969)
Accounts payable and accrued liabilities	2,765	22,714	23,453	2,765	22,714	23,453
Deferred revenue	(2,679)	(7,843)	5,730	(2,679)	(7,843)	5,730
Net cash flows from operating activities	16,994	62,789	91,504	4,239	49,827	77,265

Cash flows from investing activities:
Facility expenditures and land purchases	-	(6,798)	(8,635)	-	(6,798)	(8,635)
Capital expenditures, net	(3,024)	(9,951)	(16,085)	(3,024)	(9,951)	(16,085)
Proceeds from sales and maturities of investments	240,986	626,433	921,513	240,986	626,433	921,513
Purchase of investments	(279,177)	(702,131)	(1,017,030)	(279,177)	(702,131)	(1,017,030)
Net cash flows from investing activities	(41,215)	(92,447)	(120,237)	(41,215)	(92,447)	(120,237)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-	-	-	-
Exercise of stock options	4,235	4,583	7,682	8,494	9,049	13,425
Net cash flows from financing activities	4,235	4,583	7,682	8,494	9,049	13,425

Net change in cash and cash equivalents	(19,986)	(25,075)	(21,051)
Net change in cash, cash equivalents and restricted cash				(28,482)	(33,571)	(29,547)

Cash and cash equivalents at beginning of period	43,042	43,042	43,042
Cash, cash equivalents and restricted cash at beginning of period				51,538	51,538	51,538

Cash and cash equivalents at end of period	$23,056	$17,967	$21,991
Cash, cash equivalents and restricted cash at end of period				$23,056	$17,967	$21,991

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)			AS PREVIOUSLY PRESENTED IN 2005 SEC FILINGS
	For the Three Months Ended			For the Three Months Ended
	March 31, 2004	June 30, 2004	September 30, 2004	March 31, 2004	June 30, 2004	September 30, 2004
Cash flows from operating activities:
Net income	$9,026	$13,980	$18,460	$9,026	$13,980	$18,460
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	4,867	4,921	3,920	4,867	4,921	3,920
Provision for doubtful accounts	2,501	2,400	2,803	2,501	2,400	2,803
Deferred income taxes	(3,922)	2,169	(52)	(3,922)	2,169	(52)
Tax benefit of stock options exercised	4,259	207	1,277	-	-	-
Changes in operating assets and liabilities:
Restricted cash	8,496	-	-	-	-	-
Short-term investments	(2,074)	13,161	(6,895)	(2,074)	13,161	(6,895)
Accounts receivable	(1,622)	(5,201)	(5,524)	(1,622)	(5,201)	(5,524)
Prepaids and other assets	(3,488)	64	1,308	(3,488)	64	1,308
Direct marketing costs, net	(1,135)	(947)	(887)	(1,135)	(947)	(887)
Accounts payable and accrued liabilities	2,765	19,949	732	2,765	19,949	732
Deferred revenue	(2,679)	(5,164)	13,573	(2,679)	(5,164)	13,573
Net cash flows from operating activities	16,994	45,539	28,715	4,239	45,332	27,438

Cash flows from investing activities:
Facility expenditures and land purchases	-	(6,798)	(1,837)	-	(6,798)	(1,837)
Capital expenditures, net	(3,024)	(6,927)	(6,134)	(3,024)	(6,927)	(6,134)
Proceeds from sales and maturities of investments	240,986	385,447	295,080	240,986	385,447	295,080
Purchase of investments	(279,177)	(422,698)	(314,899)	(279,177)	(422,698)	(314,899)
Net cash flows from investing activities	(41,215)	(50,976)	(27,790)	(41,215)	(50,976)	(27,790)

Cash flows from financing activities:
Purchase of treasury stock	-	-	-	-	-	-
Exercise of stock options	4,235	348	3,099	8,494	555	4,376
Net cash flows from financing activities	4,235	348	3,099	8,494	555	4,376

Net change in cash and cash equivalents	(19,986)	(5,089)	4,024
Net change in cash, cash equivalents and restricted cash				(28,482)	(5,089)	4,024

Cash and cash equivalents at beginning of period	43,042	23,056	17,967
Cash, cash equivalents and restricted cash at beginning of period				51,538	23,056	17,967

Cash and cash equivalents at end of period	$23,056	$17,967	$21,991
Cash, cash equivalents and restricted cash at end of period				$23,056	$17,967	$21,991

ITT EDUCATIONAL SERVICES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

	RESTATED (UNAUDITED)			AS PREVIOUSLY PRESENTED IN 2004 10-K FILING
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002	2004	2003	2002
Cash flows from operating activities:
Net income	$75,263	$58,858	$43,854	$75,263	$58,858	$43,854
Adjustments to reconcile net income to net cash
from operating activities:
Depreciation and amortization	18,249	21,190	21,117	18,249	21,190	21,117
Provision for doubtful accounts	11,996	6,134	6,872	11,996	6,134	6,872
Deferred income taxes	5,290	(2,835)	2,156	5,290	(2,835)	2,156
Tax benefit of stock options exercised	6,355	12,295	3,308	-	-	-
Changes in operating assets and liabilities:
Restricted cash	302	(1,393)	(1,641)	-	-	-
Short-term investments	13,347	12,197	15,397	13,347	12,197	15,397
Accounts receivable	(13,028)	(6,559)	(3,166)	(13,028)	(6,559)	(3,166)
Prepaids and other assets	(1,952)	2,400	1,541	(1,952)	2,400	1,541
Direct marketing costs, net	(3,869)	(235)	(89)	(3,869)	(235)	(89)
Accounts payable and accrued liabilities	4,501	33,647	13,304	4,501	33,647	13,304
Deferred revenue	26,428	27,367	25,845	26,428	27,367	25,845
Net cash flows from operating activities	142,882	163,066	128,498	136,225	152,164	126,831

Cash flows from investing activities:
Facility expenditures and land purchases	(16,376)	(25,718)	(19,843)	(16,376)	(25,718)	(19,843)
Capital expenditures, net	(19,116)	(14,391)	(14,265)	(19,116)	(14,391)	(14,265)
Proceeds from sales and maturities of investments	1,128,172	179,230	-	1,128,172	179,230	-
Purchase of investments	(1,277,816)	(368,392)	-	(1,277,816)	(368,392)	-
Net cash flows from investing activities	(185,136)	(229,271)	(34,108)	(185,136)	(229,271)	(34,108)

Cash flows from financing activities:
Purchase of treasury stock	-	(28,726)	(44,451)	-	(28,726)	(44,451)
Exercise of stock options	8,601	14,039	10,293	14,956	26,334	13,601
Net cash flows from financing activities	8,601	(14,687)	(34,158)	14,956	(2,392)	(30,850)

Net change in cash and cash equivalents	(33,653)	(80,892)	60,232
Net change in cash, cash equivalents and restricted cash				(33,955)	(79,499)	61,873

Cash and cash equivalents at beginning of period	43,042	123,934	63,702
Cash, cash equivalents and restricted cash at beginning of period				51,538	131,037	69,164

Cash and cash equivalents at end of period	$9,389	$43,042	$123,934
Cash, cash equivalents and restricted cash at end of period				$17,583	$51,538	$131,037